UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement.

Offering of the Notes

On May 7, 2013, Hyatt Hotels Corporation (the “Company”) issued and sold $350,000,000 of its 3.375% Senior Notes due 2023 (the “Notes”) in a public offering (the “Offering”) pursuant to an effective Registration Statement on Form S-3 (Registration No. 333-176038) (the “Registration Statement”). The Company received net proceeds from the Offering of approximately $345 million, after deducting underwriters’ discounts and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering to pay the redemption price in connection with the redemption of the full $250 million aggregate principal amount outstanding of its 5.750% Senior Notes due 2015 (the “2015 Notes”) and to purchase any and all of its $250 million aggregate principal amount outstanding of its 6.875% Senior Notes due 2019 (the “2019 Notes” and, together with the 2015 Notes, the “Existing Notes”) tendered in the Company’s previously announced cash tender offer, plus accrued and unpaid interest on the Existing Notes, and any tender premiums and related fees and expenses. If the cash tender offer is not completed, or there are any remaining net proceeds from the Offering that are not so applied, then the Company intends to use the remaining proceeds from the Offering for general corporate purposes.

Indenture

The Notes were issued pursuant to an indenture, dated as of August 14, 2009 (the “Original Indenture”), as supplemented by a second supplemental indenture, dated as of August 4, 2011 (the “Second Supplemental Indenture”), and a fourth supplemental indenture, dated as of May 10, 2013 (the “Fourth Supplemental Indenture” and, together with the Original Indenture and the Second Supplemental Indenture, the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and a fifth supplemental indenture, dated as of May 10, 2013 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee, specifying the terms of the Notes.

The Original Indenture was included as Exhibit 4.3 to the Company’s Registration Statement on Form S-1 (No. 333-161068), filed on September 9, 2009, and is incorporated herein by reference. The Second Supplemental Indenture was included as Exhibit 4.2 to the Company’s Registration Statement on Form S-3 (No. 333-176038), filed on August 4, 2011, and is incorporated herein by reference. The Fourth Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Fifth Supplemental Indenture and the form of the Notes are attached hereto as Exhibits 4.2 and 4.3, respectively, and are incorporated herein by reference. The Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the forms of the Notes are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Terms of the Notes

Interest and Maturity. The Notes bear interest at a rate of 3.375% per annum, which will be payable semi-annually on January 15 and July 15 of each year, beginning on January 15, 2014. The Notes will mature on July 15, 2023.

Redemption. At any time before the date that is three months prior to the maturity of the Notes, the Company may redeem some or all of the Notes at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, plus a “make-whole” amount. At any time on or after the date that is three months prior to the maturity of the Notes, the Company may redeem some or all of the Notes at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any.

Change of Control. In the event of a Change of Control Triggering Event, as defined in the Indenture, the holders of the Notes may require the Company to purchase for cash all or a portion of the holders’ Notes at a purchase price equal to 101% of the principal amount of the Notes purchased, plus accrued and unpaid interest, if any.

Covenants. The Indenture does not limit the ability of the Company or its subsidiaries to issue or incur other debt or issue preferred stock. Subject to certain important exceptions, the Indenture contains covenants that, among other things, limit the Company’s ability and the ability of certain of the Company’s subsidiaries to create liens on principal property, enter into sale and leaseback transactions with respect to principal property and enter into mergers or consolidations or transfer all or substantially all of the Company’s assets.

Ranking. The Notes rank equal in right of payment to all of the Company’s other existing and future unsecured unsubordinated indebtedness, senior in right of payment to all of the Company’s future subordinated indebtedness and effectively subordinated in right of payment to all of the Company’s existing and future secured obligations to the extent of the value of the assets securing such obligations. The Notes are not obligations of, or are guaranteed by, any of the Company’s subsidiaries. As a result, the Notes are structurally subordinated to all of the existing and future liabilities (including trade payables) of each of the Company’s subsidiaries.

The descriptions of the Indenture and the Notes herein are summaries and are qualified in their entirety by the terms of the Indenture and the Notes.

Item 7.01: Regulation FD Disclosure.

Pricing Press Release

On May 7, 2013, the Company issued a press release announcing that it had priced the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 8.01: Other Events.

Underwriting Agreement

The Notes were sold pursuant to an Underwriting Agreement, dated as of May 7, 2013 (the “Underwriting Agreement”), by and among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein. The Underwriting Agreement sets forth the terms and conditions pursuant to which the Company agreed to sell the Notes to the underwriters and the underwriters agreed to purchase the Notes from the Company for resale to the public in the Offering.

The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Legal Opinion Letter

In connection with the Offering, a legal opinion letter of Latham & Watkins LLP regarding the validity of the Notes is attached as Exhibit 5.1 hereto. The legal opinion letter is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01: Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of May 7, 2013, among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein.

4.1	Fourth Supplemental Indenture, dated as of May 10, 2013, between the Company and Wells Fargo, National Association, as trustee.

4.2	Fifth Supplemental Indenture, dated as of May 10, 2013, between the Company and Wells Fargo, National Association, as trustee.

4.3	Form of 3.375% Senior Note due 2013 (included in Exhibit 4.2).

5.1	Opinion of Latham & Watkins LLP, dated May 10, 2013.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

99.1	Press release of the Company, dated May 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hyatt Hotels Corporation

Date: May 10, 2013	By:	/s/ Gebhard F. Rainer
Gebhard F. Rainer
Executive Vice President, Chief Financial Officer

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of May 7, 2013, among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein.

4.1	Fourth Supplemental Indenture, dated as of May 10, 2013, between the Company and Wells Fargo, National Association, as trustee.

4.2	Fifth Supplemental Indenture, dated as of May 10, 2013, between the Company and Wells Fargo, National Association, as trustee.

4.3	Form of 3.375% Senior Note due 2013 (included in Exhibit 4.2).

5.1	Opinion of Latham & Watkins LLP, dated May 10, 2013.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

99.1	Press release of the Company, dated May 7, 2013.